UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2015

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

On Thursday, December 3, 2015, the District Court for the Northern District of California issued its claim construction order in Finjan, Inc. v. Proofpoint, Inc., et al, Case No. 13-cv-05808-HSG.  Finjan, Inc. (“Finjan”) alleges infringement of eight U.S. patents in the litigation:  U.S. Patent Nos. 6,154,844 (“the ‘844 Patent”); 7,058,822 (“the ‘822 Patent”); 7,647,633 (“the ‘633 Patent”); 7,975,305 (“the ‘305 Patent”); 8,141,154 (“the ‘154 Patent”); 8,224,408 (“the ‘408 Patent”); 7,613,918 (“the ‘918 Patent”); and 8,079,086 (“the ‘086 Patent”), though allegations of willful infringement and infringement under the doctrine of equivalents were struck by the Court in April 2015.  Proofpoint, Inc. and Armorize Technologies, Inc. (“Proofpoint”) seek declaratory judgments of non-infringement and invalidity of all asserted patents, all but two of which have been submitted for re-examination proceedings with the US Patent and Trademark Office.

The claims construction order addresses the constructions of seven disputed claim terms.  Of the three terms that the Court decided to construe (i.e., for the ‘822, ‘633 and ‘408 Patents), the Court largely adopted Proofpoint’s proposed language, which favorably aligns with Proofpoint’s counterclaims for non-infringement and invalidity.  The Court concluded that no construction is necessary for the remaining four disputed terms, concluding that the terms should simply receive the plain and ordinary meaning.  Moreover, one of the terms which the Court declined to construe is no longer at issue in Finjan’s infringement contentions and therefore is moot.

On December 4, 2015, the Court further issued an order granting in part and denying in part Finjan’s motion to strike portions of Proofpoint’s invalidity contentions.  The order struck certain anticipation and obviousness theories that make use of excluded prior art references, but left intact Proofpoint’s anticipation and/or obviousness counterclaims for each asserted patent.

The Court has set a Case Management Conference for December 9, 2015 to address, among other issues, the schedule for trial and resolution of pending motions.  Trial is currently scheduled to begin on March 7, 2016. On December 17, 2015 the Court is set to hear Proofpoint’s pending motion to strike infringement theories from Finjan’s expert reports, Proofpoint’s motion for non-infringement of six patents-in-suit, Finjan’s motion for summary judgment of infringement of two patents, and Finjan’s motions for Proofpoint’s invalidity expert to conform to the Court’s scheduling order.

Proofpoint intends to vigorously contest all claims of infringement in this matter, and to continue to pursue its counterclaims of non-infringement and invalidity for all asserted patents.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: December 7, 2015	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

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